Oppenheimer Holdings Inc. Third Quarter 2022 Investor Update

Safe Harbor Statement This presentation and other written or oral statements made from time to time by representatives of Oppenheimer Holdings Inc. ("Oppenheimer” or the “company”) may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate to such matters as anticipated financial performance, future revenues or earnings, business prospects, new products or services, anticipated market performance and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the company’s current beliefs, expectations and assumptions regarding the future of the company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the company’s control. The company cautions that a variety of factors could cause the company’s actual results to differ materially from the anticipated results or other expectations expressed in the company’s forwarding-looking statements. These risks and uncertainties include, but are not limited to, those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2022 (the “2021 10-K”). In addition, important factors that could cause actual results to differ materially from those in the forward-looking statements include those factors discussed in Part I, “Item 2. Management’s Discussion & Analysis of Financial Condition and Results of Operations – Factors Affecting ‘Forward-Looking Statements’” of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 filed with the SEC on October 28, 2022 (“2022 10-Q3”). Any forward-looking statements herein are qualified in their entirety by reference to all such factors discussed in the 2021 10-K, the 2022 10-Q3 and the company’s other SEC filings. There can be no assurance that the company has correctly or completely identified and assessed all of the factors affecting the company’s business. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by the company in this presentation is based only on information currently available to the company and speaks only as of the date on which it is made. The company does not undertake any obligation to publicly update or revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. 2

Oppenheimer is a leading investment bank and full-service investment firm that provides financial services and advice to high net worth investors, individuals, businesses and institutions. 3 • Hong Kong, China• London, UK • Geneva, Switzerland • St. Helier, Isle of Jersey • Munich, Germany • Tel Aviv, Israel (1) Represents book value less goodwill and intangible assets divided by number of shares outstanding. (2) Includes special dividend of $1.00 per share paid on December 31, 2021 to holders of Class A non-voting and Class B voting common stock. $4.5 million Net Income in 3Q-22 $294.1 million Revenue in 3Q-22 Business Overview Oppenheimer Snapshot (as of 9/30/22) Listed NYSE Ticker: OPY Stockholders' Equity ($M): $770.7 Market Cap ($M): $351.7 Book Value per Share: $70.23 Tangible Book Value per Share:(1) $54.74 Share Price: $30.98 3Q-22 Earnings per Share (Basic): $0.40 3Q-22 Earnings per Share (Diluted): $0.37 P/E Ratio (TTM): 5.31 Dividend Yield (TTM):(2) 5.17% Employees: 2,938 # of Financial Advisors: 985 Retail Branches in the US: 91 Client Assets under Administration ($B): $100.3 Assets Under Management ($B): $35.3

($000’s, except per share amounts or otherwise indicated) For the 3-Months Ended REVENUE 9/30/22 9/30/21 % Change Commissions $ 89,608 $ 90,889 -1.4% Advisory fees 102,927 116,751 -11.8% Investment banking 38,393 86,901 -55.8% Bank deposit sweep income 35,769 3,909 815.0% Interest 17,361 9,340 85.9% Principal transactions, net 6,502 4,494 44.7% Other 3,551 3,058 16.1% Total Revenue 294,111 315,342 -6.7% EXPENSES Compensation and related expenses 179,134 206,312 -13.2% Non-compensation related expenses 107,739 71,636 50.3% Total Expenses 286,873 277,948 -3.2% Pre-tax Income $ 7,238 37,394 -80.6% Net Income $ 4,520 $ 26,250 -82.8% Summary Operating Results: 3Q-22 (Unaudited) Gross revenue, net income, and earnings per share for the 3Q-22 reflected the positive impact of the rising rate environment on our interest-sensitive revenue offset by lower activity levels and valuations in client portfolios and fewer underwriting and M&A transactions Compensation expense as a percentage of revenue was lower at 60.9% during the 3Q-22 vs. 65.4% in the same period last year Non-compensation expenses increased from the prior year quarter, reflecting the impact of an adverse arbitration decision in September 2022 The effective tax rate for the 3Q-22 was 35.5% compared with 29.8% for the 3Q-21 Client assets under administration and under management at September 30, 2022 were down from the second quarter of 2022 as well as the same period in 2021 Book value and tangible book value per share reached record levels at September 30, 2022 The Company repurchased 413,052 shares of Class A non-voting common stock during the 3Q-22, or 3% of shares outstanding at year-end 2021 4 Earnings per share (Basic) $ 0.40 $ 2.07 -80.7% Earnings per share (Diluted) $ 0.37 $ 1.92 -80.7% Highlights * Percentage change not meaningful.

Select Financial Measures Revenue ($M) Net Income ($M) Earnings per Share ($) Stockholders’ Equity ($M) 5 958.2 1,033.4 1,198.7 1,394.0 315.3 294.1 2018 2019 2020 2021 3Q-21 3Q-22 2.05 3.82 9.3 11.7 1.92 0.37 2.18 4.10 9.73 12.57 2.07 0.40 2018 2019 2020 2021 3Q-21 3Q-22 EPS - Diluted EPS - Basic 545.3 592.7 685.5 823.9 770.7 2018 2019 2020 2021 9/30/2022 28.9 53.0 123.0 159.0 26.3 4.5 2018 2019 2020 2021 3Q-21 3Q-22

$2.4 $17.9 $(5.0) $5.0 $15.0 $25.0 $35.0 $45.0 3Q -22 3Q -21 $8.3 $9.4 $(5.0) $5.0 $15.0 $25.0 $35.0 $45.0 3Q -22 3Q -21 $30.0 $37.4 $(5.0) $5.0 $15.0 $25.0 $35.0 $45.0 3Q -22 3Q -21 Private Client Asset Management Capital Markets Segment Revenue Breakdown 3Q-22 vs. 3Q-21 6 Pre-Tax Income Breakdown by Segment ($M)Revenue Breakdown by Segment ($M) 3Q-22 Revenue $294.1M 3Q-21 Revenue $315.3M 178.6 61%24.9 8% 90.9 31% (0.3) Corp/Other 160.9 51% 26.9 8% 128.6 41% (1.0) Corp/Other

Wealth Management* Well recognized brand and one of the few independent, non-bank broker-dealers with full service capabilities Retail Services  Full-Service Brokerage  Financial Planning, Retirement Services, Corporate & Executive Services & Trust Services  Margin & Securities Lending Advisory Services  Investment Policy Design & Implementation  Asset Allocation & Portfolio Construction  Research, Diligence & Manager Selection  Portfolio Monitoring & Reporting Retail Investments  Hedge Funds & Fund-of-Funds  Private Equity  Private Market Opportunity (Qualified Investors only) to source investments across the private markets continuum Wealth Management Revenue ($M) Pre-Tax Income ($M) and Pre-Tax Margin (%) 985 Financial Advisors At 9/30/22 $100.3B Assets under Administration At 9/30/22 $35.3B Assets under Management At 9/30/22 ↓7.5% Advisory Fees 3Q-22 vs. 3Q-21 * Wealth Management includes both Private Client and Asset Management business segments. 7 690 742 772 770 188 203 2018 2019 2020 2021 3Q-21 3Q-22 168 196 194 137 47 38 24% 26% 25% 18% 25% 19% 0% 5% 10% 15% 20% 25% 30% $0 $50 $100 $150 $200 $250 2018 2019 2020 2021 3Q-21 3Q-22

273 291 427 626 129 91 2018 2019 2020 2021 3Q-21 3Q-22 Capital Markets A leading capital markets business providing sophisticated investment banking, research and trading solutions Healthcare Technology Transportation & Logistics Finance & Real Estate Consumer & Retail Energy Capital Markets Revenue Breakdown 3Q-22 Capital Markets Revenue ($M) Investment Banking Focus Industries 8 $2.4M Pre-Tax Income 3Q-22 2.6% Profit Margin 3Q-22 Institutional Equities  Sales and Trading  Equity Research − 35+ senior research analysts covering 600+ companies  Corporate Access (Conferences & NDRs) Investment Banking  Mergers & Acquisitions  Equity Capital Markets  Debt Capital Markets  Restructuring & Special Situations Fixed Income  Taxable Fixed Income  Non-Taxable Fixed Income  Public Finance Retail Services $37.0 41% $34.9 38% $18.2 20% $0.9 1% Investment Banking Equity Sales & Trading Fixed Income Sales & Trading Other 3Q-22 $90.9 M

28.78 33.03 41.31 52.11 54.74 41.81 46.31 54.93 65.66 70.23 2018 2019 2020 2021 9/30/22 Tangible Book Value per Share (TBVPS) Book Value per Share (BVPS) Capital Structure Conservative risk profile with strong balance sheet Liquidity & Capital Book & Tangible Book Value per Share ($) 9 As of September 30, 2022 ($ in thousands) Total Assets: $2,856,025 Stockholders’ Equity: $770,742 Long-Term Debt: $125,000 Total Capitalization: $895,742 Debt to Equity Ratio: 16.2% Gross Leverage Ratio(1): 3.7x Broker-Dealer Regulatory Capital ($ in thousands) Regulatory Net Capital: $425,845 Regulatory Excess Net Capital: $399,374 (1) Total Assets divided by Stockholders’ Equity. • Stockholders’ equity of $770.7 million as of September 30, 2022 • Book value ($70.23) and tangible book value ($54.74) per share reached record levels at September 30, 2022 • Common shares outstanding of 11.0 million at September 30, 2022 compared to 12.6 million at December 31, 2021 • The Board of Directors announced a quarterly dividend in the amount of $0.15 per share payable on November 25, 2022 to holders of Class A non-voting and Class B voting common stock of record on November 11, 2022 • Level 3 assets, comprised of auction rate securities, were $33.1 million as of September 30, 2022

Historical Financial Ratios Consolidated Adjusted EBITDA ($M) Interest Coverage (x)Consolidated Adjusted EBITDA Margin (%) Long-Term Debt to Consolidated Adjusted EBITDA (x) 10 72 103 197 250 134 2018 2019 2020 2021 TTM 9/30/22 2.8x 1.4x 0.6x 0.5x 0.9x 2018 2019 2020 2021 TTM 9/30/22 7.5% 10.0% 16.5% 18.0% 11.5% 2018 2019 2020 2021 TTM 9/30/22 5.3x 8.4x 21.1x 36.4x 19.4x 2018 2019 2020 2021 TTM 9/30/22

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